[PHOTO]


[GRAPHIC]


SMITH BARNEY
MANAGED
GOVERNMENTS
FUND INC.


---------------------------------
ANNUAL REPORT
---------------------------------


July 31, 1997

[LOGO] SMITH BARNEY MUTUAL FUNDS
       Investing for your future.
       Every day.(SM)

SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
================================================================================

The Smith Barney Managed Governments Fund ("Fund") seeks high current income consistent with liquidity and safety of capital. The Fund invests primarily in the debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with an emphasis on mortgage-backed government securities such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Association (FHLMC).

Smith Barney Managed Governments Fund Inc.'s
Average Annual Total Returns Ended
July 31, 1997
                                  Without Sales Charges*
                            ------------------------------------
                            Class A       Class B        Class C
================================================================================
One-Year                     11.80%        11.23%         11.26%
--------------------------------------------------------------------------------
Five-Year                     6.66          N/A            N/A
--------------------------------------------------------------------------------
Ten-Year                      8.12          N/A            N/A
--------------------------------------------------------------------------------
Since Inception+              9.04          6.46           5.38
================================================================================

                                    With Sales Charges**
                            ------------------------------------
                             Class A       Class B        Class C
================================================================================
One-Year                      6.76%         6.73%          10.26%
--------------------------------------------------------------------------------
Five-Year                     5.68          N/A            N/A
--------------------------------------------------------------------------------
Ten-Year                      7.63          N/A            N/A
--------------------------------------------------------------------------------
Since Inception+              8.65          6.29           5.38
--------------------------------------------------------------------------------

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and C shares are September 4, 1984, November 6, 1992 and June 29, 1993, respectively.

--------------------------------------------------------------------------------
OUR INVESTMENT PHILOSOPHY
--------------------------------------------------------------------------------

At Smith Barney Mutual Funds, your investment needs come first. Our goal is to deliver consistent and competitive returns over time, using a wide range of investment strategies.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

           Class A                      SHMGX
           Class B                      MGVBX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ............................................1

An Interview with Portfolio Manager
James E. Conroy................................................3

Historical Performance.........................................6

Smith Barney Managed Governments
Fund Inc. at a Glance..........................................8

Schedule of Investments........................................9

Statement of Assets and Liabilities...........................10

Statement of Operations.......................................11

Statements of Changes in Net Assets...........................12

Notes to Financial Statements.................................13

Financial Highlights..........................................18

Tax Information...............................................20

Independent Auditors' Report..................................21

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]                 [PHOTO]
HEATH B.                JAMES E.
MCLENDON                CONROY

Chairman                Vice President and
                        Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for Smith Barney Managed Governments Fund Inc. for the year ended July 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and briefly outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. In addition, an interview with Jim Conroy, the Fund's Portfolio Manager, begins on page three.

Performance Update

As noted, the Fund invests primarily in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Association (FHLMC).

For the year ended July 31, 1997, we are pleased to report that the Fund's Class A shares had a total return of 11.80% and outperformed its Lipper Analytical Services, Inc. peer group average total return of 10.05%. (Lipper is a major fund-tracking organization.) The Fund distributed income dividends totaling $0.82 per share over the past year. Based on the net asset value of $12.84 as of July 31, 1997, this equates to an annualized dividend yield of 6.35%. As of July 31, 1997, the Fund's mortgage-backed securities represented 59% of the portfolio and its U.S. Treasury holdings made up 41% of the portfolio.

Market Overview

The U.S. economy continued to grow vigorously during 1997. An annualized rate of increase in the Gross Domestic Product ("GDP") of 5.6% for the first quarter of 1997 came on the heels of already brisk 3.8% annualized GDP growth for the fourth quarter of 1996. This increase raised concerns from many investors that the Federal Reserve Board ("Fed") would have to raise short-term interest rates. The Fed has stated that it considers an annual economic growth rate of approximately 2.0% or 2.5% to be the limit the U.S. economy can absorb without increasing inflationary pressures. As a result of unexpected strength in the U.S. economy, the Fed raised the federal-funds rate by 25 basis points, or 0.25%, at its March 1997 meeting. (The federal-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) Nevertheless, recently released economic reports gave the Fed the necessary leeway to leave interest rates unchanged at their May, July and August meetings.

Despite robust growth and historically low unemployment, inflationary pressures have been nearly absent in the U.S. economy. In fact, the cost of manufactured goods has been declining and consumer prices have risen less than a 2% annual rate so far this year, as represented by the Producers Price Index ("PPI") and the Consumers Price Index ("CPI"), respectively.

Other significant factors that have affected the market during the reporting period include:


o The re-election of President Clinton was positively received by the financial markets. Most investors reacted favorably to the general direction of government policy.

--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                     1

o The U.S. Congress passing a balanced budget accord that limits government spending.

o Recent elections in France that restored the Socialists to power heightening anxiety over the ultimate fate of European Monetary Union.

o The handover of Hong Kong to China in July that was viewed favorably by the investment community.

Yields from U.S. Treasuries

The chart below indicates that longer-term interest rates are trading towards
6%.

                                   July 31,    July 31,
U.S. Treasury Securities             1996        1997        High
------------------------           --------    --------      ----
90-Day Treasury Bills                5.30%       5.23%       5.60%
2-Year Treasury Note                 6.22        5.72        6.49
5-Year Treasury Note                 6.56        5.90        6.84
10-Year Treasury Bond                6.79        6.01        6.97
30-Year Treasury Bond                6.97        6.30        7.17

Investment Strategy

Given our expectations for falling interest rates, we reduced the Fund's targeted exposure to mortgage-backed securities during the reporting period to 65%. (At any given time during this period, allocations may temporarily be above or below the agreed upon target.) We increased our holdings in zero coupon bonds because they represent good value. We focused on coupon bonds in the five-to ten-year range in order to provide shareholders with consistent income. In addition, because of our positive outlook for the bond market, we roughly doubled the Fund's duration from approximately 4 to 7 years during the reporting period. (Duration is a measure of a fund's volatility relative to a given change in interest rates.)

Market Outlook

We remain bullish on the bond market in the coming months. We expect that interest rates should continue to go down for the remainder of the year with the benchmark 30-year U.S. Treasury bond yield falling to around 6%. Moreover, we believe that bonds should benefit from the continued steady growth of the U.S. economy with little or no threat of higher inflationary pressures.

In closing, thank you for investing in the Smith Barney Managed Governments Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon      /s/ James E. Conroy

Heath B. McLendon          James E. Conroy
Chairman                   Vice President and
                           Investment Officer

August 26, 1997

--------------------------------------------------------------------------------
2                                             1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
An Interview with Portfolio Manager
James E. Conroy
--------------------------------------------------------------------------------

Jim Conroy is a Managing Director of Smith Barney and the Portfolio Manager of the Smith Barney Managed Governments Fund. Jim is responsible for managing roughly $4 billion in government bond and mortgage-backed security mutual fund assets for Smith Barney. He joined the firm in 1983 and since then has served as head of Taxable Fixed Income Management. Prior to 1983, he was a portfolio manager with Equitable Asset Management. Jim holds a B.A. in Economics from Muhlenberg College.

Jim, you were recently cited in a Fortune Magazine article as a "manager with a proven long-term record in good times and bad." How have you managed the Fund over the years?

Jim: The primary reason we have maintained a solid long-term track record is that we tend to be nimble in getting in and out of the marketplace. Our main concern is keeping to our long-term investment horizon. We are not short-term traders, but long-term investors.

The key is that a proven long-term record goes hand in hand with investment experience. We have been around long enough to realize that for every good time, once in a while you have a bad time. In order to gain an advantage over your competition but still stay true to your shareholders' needs, you sometimes have to buy securities that nobody else wants. So when something is out of favor, that's typically when you will want to look closely at the possible opportunities because that's probably when it's going to be the least expensive time to buy it.

Jim, how would you describe the Fund's investment style?

Jim: Our investment style emphasizes total return. We are concerned about income from the standpoint of paying dividends to shareholders, but our overriding goal is doing what's right for shareholders in the context of current market conditions. For example, if interest rates are going lower, we are not going to defy the market and buy high-income coupon securities that typically do not perform well when interest rates are going down. Rather, we would buy securities that reflect a lower interest rate environment.

Every fixed-income mutual fund that pays a dividend has to think about the income it earns. In fact, there are some portfolio managers out there who manage strictly for income. They don't care if rates go up or down.

We manage money with a strong total return orientation. The problem you have in today's environment is that you have a lot of publications talking about the benefits of risk-averse management. That's tough to do, because in order to make money in the market you sometimes have to take risks. If you don't take risks you are still assuming risk because you can miss out on some significant opportunities.

Given your total-return emphasis, how do you select investments for the Fund?

Jim: Our first priority in terms of investment style is to determine who are the people who invest in our Fund. We have found that over the years, especially through all the public seminars we have conducted, and through client meetings, that our investors are typically conservative with their investments. They tend to buy U.S. Treasuries and mortgage-backed securities -- and they trust the portfolio manager to do the right thing.

We always keep the conservative investors' needs in mind when we make investment decisions. We can make decisions that we think may be right in terms of the market, but if we're wrong, it's the shareholder who pays the price. So we typically stay away from "riskier" types of securities. Instead, we take a very generic approach to the marketplace and buy straightforward securities. We look at economic growth, investor perceptions of the economy, inflation and political developments throughout the world before we invest.


--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                     3

Then we analyze technical aspects of the market. Technical analysis takes into account such things as market liquidity and day-to-day trading volume. We attempt to know what our competitors are doing and thinking, which is central to our investment strategy. In the investment business, you can be the brightest and most hard working person in the world and still not do well. If you don't understand the competition and what they are doing, you can be behind the eight ball. In our view, the best portfolio managers in this business today are those who truly understand the marketplace.

Jim, you mentioned that the Smith Barney Managed Governments Fund is suitable for conservative investors. How would you describe the typical investor in your Fund?

Jim: It's almost impossible for us to say what type of investor should be in the Fund. What we would say is that almost every investor could participate in the Fund. It really depends on their tolerance for risk. For example, someone who is willing to take a lot of risk might want to have only 10% of their assets in a conservative fund like ours. But someone who is older, who has had his or her aggressive day in the sun, might say, "I need more conservative, income-oriented investments and the Managed Governments Fund may be right for me."

Given the fact that interest rates have dropped in recent months, do you feel this trend is sustainable?

Jim: As a portfolio manager, no matter how strongly you believe that interest rates are going up or down, you always have to look at the other side of the equation and try to prove yourself wrong. We don't want to look only at research that agrees with our current analysis. We want to look at the other side as well to see if we're perhaps missing something.

However, we do think interest rates are going lower. Investors have been somewhat apprehensive, because everybody keeps talking about an economy that is growing again. We personally do not think that's going to happen. Instead, we believe the world has changed dramatically.

Since Eastern Europe and Asia have opened up, with the exception of China, what you now see is a global labor force competing for jobs. This means that workers are not able to go in and demand whatever they want in terms of wages. There will always be somebody out there who is talented and willing to work for less. Likewise, corporations cannot raise prices because there is always another competitor who will undercut them.

If we had told people five years ago that the U.S. government was actually going to get its fiscal house in order, people would have said we were crazy. But today we are actually paying down the debt of the U.S. government. As a result, there are fewer government securities being issued, and the supply of these securities is diminishing. In addition, demand is strong because people who have never saved are now saying, "I better start saving for retirement." There is so much money coming into this marketplace that the diminishing supply of securities is forcing rates down.

What impact do you think interest rates will have on mortgage-backed securities?

Jim: You have to be very selective with regard to mortgage-backed securities. We do believe that there has been a trend toward derivatives again. Yet portfolio managers are still reaching for yield because their clients are demanding higher yields. If interest rates keep going down, those more exotic forms of securities are going to come under greater pressure.

Assuming our expectations for the market come true, we believe that derivatives are ultimately going to be difficult to sell. The portfolio managers who buy these derivatives are going to have a lot of problems. That's why we always buy generic mortgage-backed securities. If interest rates keep coming down, we will adjust coupon rates to stay in line with the current level of interest rates. We will not have the pre-payment problems that are usually associated with lower rates.


--------------------------------------------------------------------------------
4                                             1997 Annual Report to Shareholders

By their very nature, mortgage-backed securities always lag when rates go lower. We can accept less coupon interest, and try to compensate for the lower interest. But once we give up some coupon interest, we sacrifice some income. And that income is important for the Fund's dividends.

Mortgage-backed securities are definitely there as income-generating vehicles but we do not need them to be the drivers of the Fund's portfolio.

Jim, why did you become a portfolio manager?

Jim: I doubt anybody ever dreams of becoming a portfolio manager. But when I got into the business in 1977, I got a call from a friend. He said, "Would you like to get in the bond business?" I went for an interview not to be a portfolio manager, but to be a trader.

And it's funny, recently somebody at a public seminar asked me where did I go to school to become a portfolio manager. There is no such thing. Portfolio management comes from experience and I think you really learn when you're in the line of fire. Within six months, most people will know whether they have what it takes to be a successful portfolio manager. I would say being a portfolio manager is just like trying to be a good golfer. Unless you have patience and realize that every bad shot is going to be followed by some good shots, you will ultimately not be a good portfolio manager.

To be a good portfolio manager, you must be organized and disciplined. You have to have the ability to say you are wrong, and make the necessary adjustments. If you cannot do that, you are going to get in trouble. I see many portfolio managers who can call markets right and make a lot of money, but not know how to get out of the marketplace. Admitting you're wrong is one of the hardest admissions you can make.

Jim, thanks for spending some time with us today.

--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                     5

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital        Returns(1)
====================================================================================================================================

7/31/97                              $12.27           $12.84           $0.82            $0.00             $0.00            11.80%
------------------------------------------------------------------------------------------------------------------------------------

7/31/96                               12.63            12.27            0.82             0.00              0.01             3.76
------------------------------------------------------------------------------------------------------------------------------------

7/31/95                               12.50            12.63            0.74             0.00              0.04             7.67
------------------------------------------------------------------------------------------------------------------------------------

7/31/94                               13.29            12.50            0.61             0.00              0.19             0.08
------------------------------------------------------------------------------------------------------------------------------------

7/31/93                               12.88            13.29            0.66             0.23              0.00            10.43
------------------------------------------------------------------------------------------------------------------------------------

7/31/92                               12.09            12.88            0.91             0.00              0.08            15.25
------------------------------------------------------------------------------------------------------------------------------------

7/31/91                               12.13            12.09            0.98             0.00              0.11             9.02
------------------------------------------------------------------------------------------------------------------------------------

7/31/90                               12.19            12.13            1.07             0.00              0.03             9.01
------------------------------------------------------------------------------------------------------------------------------------

7/31/89                               12.04            12.19            0.96             0.00              0.11            10.62
------------------------------------------------------------------------------------------------------------------------------------

7/31/88                               12.62            12.04            1.09             0.01              0.01             4.43
====================================================================================================================================

  Total                                                                $8.66            $0.24             $0.58
====================================================================================================================================



--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital        Returns(1)
====================================================================================================================================

7/31/97                              $12.27           $12.84           $0.76            $0.00             $0.00           11.23%
------------------------------------------------------------------------------------------------------------------------------------

7/31/96                               12.63            12.27            0.76             0.00              0.01            3.24
------------------------------------------------------------------------------------------------------------------------------------

7/31/95                               12.50            12.63            0.67             0.00              0.04            7.04
------------------------------------------------------------------------------------------------------------------------------------

7/31/94                               13.29            12.50            0.56             0.00              0.17           (0.46)
------------------------------------------------------------------------------------------------------------------------------------

Inception* -- 7/31/93                 12.64            13.29            0.41             0.16              0.00            9.92+
====================================================================================================================================

  Total                                                                $3.16            $0.16             $0.22
====================================================================================================================================



--------------------------------------------------------------------------------
 Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital        Returns(1)
====================================================================================================================================

7/31/97                              $12.27          $12.84           $0.76            $0.00             $0.00            11.26%
------------------------------------------------------------------------------------------------------------------------------------

7/31/96                               12.63           12.27            0.76             0.00              0.01             3.25
------------------------------------------------------------------------------------------------------------------------------------

7/31/95                               12.50           12.63            0.67             0.00              0.04             7.04
------------------------------------------------------------------------------------------------------------------------------------

7/31/94                               13.29           12.50            0.56             0.00              0.17            (0.46)
------------------------------------------------------------------------------------------------------------------------------------

Inception* -- 7/31/93                 13.18           13.29            0.03             0.02              0.00             1.25+
====================================================================================================================================

  Total                                                               $2.78            $0.02             $0.22
====================================================================================================================================



--------------------------------------------------------------------------------
6                                             1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital        Returns(1)
====================================================================================================================================

7/31/97                              $12.27          $12.84           $0.86            $0.00             $0.00            12.16%
------------------------------------------------------------------------------------------------------------------------------------

Inception* -- 7/31/96                 12.86           12.27            0.44             0.00              0.01            (1.10)+
====================================================================================================================================

  Total                                                               $1.30            $0.00             $0.01
====================================================================================================================================


IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                             Without Sales Charge(1)
                                    ------------------------------------------
                                    Class A     Class B    Class C     Class Y
================================================================================
Year Ended 7/31/97                  11.80%      11.23%     11.26%      12.16%
--------------------------------------------------------------------------------
Five Years Ended 7/31/97             6.66        N/A        N/A         N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/97              8.12        N/A        N/A         N/A
--------------------------------------------------------------------------------
Inception* -- 7/31/97                9.04        6.46       5.38        7.26
================================================================================

                                               With Sales Charge(2)
                                    -------------------------------------------
                                    Class A     Class B     Class C     Class Y
================================================================================
Year Ended 7/31/97                   6.76%       6.73%       10.26%     12.16%
--------------------------------------------------------------------------------
Five Years Ended 7/31/97             5.68        N/A         N/A         N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/97              7.63        N/A         N/A         N/A
--------------------------------------------------------------------------------
Inception* -- 7/31/97                8.65        6.29        5.38        7.26
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                      Without Sales Charge(1)
================================================================================
Class A (7/31/87 through 7/31/97)                             118.40%
--------------------------------------------------------------------------------
Class B (Inception* through 7/31/97)                           34.45
--------------------------------------------------------------------------------
Class C (Inception* through 7/31/97)                           23.92
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/97)                           10.93
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.50% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
  * Inception dates for Class A, B, C and Y shares are September 4, 1984, November 6, 1992, June 29, 1993 and February 7, 1996, respectively.
  + Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                     7

--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc. at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the Smith Barney Managed Governments Fund Inc. vs. Lipper Mortgage Securities Average and Lehman Brothers Government Bond Index+
--------------------------------------------------------------------------------

                              July 1987--July 1997

                                    [GRAPH]

                    Smith Barney Managed     Lipper Mortgage         Lehman Brothers
                    Governments Fund Inc.    Securities Average     Government Bond Index
July 1987                $ 9,553                $ 10,000                $ 10,000
July 1988                  9,977                  10,722                  10,936
July 1989                 11,036                  12,033                  12,603
July 1990                 12,031                  12,956                  13,366
July 1991                 13,116                  14,313                  14,708
July 1992                 15,117                  16,205                  16,951
July 1993                 16,693                  17,578                  18,782
July 1994                 16,706                  17,227                  18,757
July 1995                 17,988                  18,734                  22,034
July 1996                 18,662                  19,660                  23,171
July 1997                 20,872                  21,636                  25,528

+ Hypothetical illustration of $10,000 invested in Class A shares on July 31,
  1987, assuming deduction of the maximum 4.50% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1997. The Lipper Analytical Services, Inc. U.S. Mortgage Securities Bond Fund Average ("Lipper Mortgage Securities Average") is composed of the Fund's peer group of mutual funds (67 funds as of July 31, 1997) investing in U.S. mortgage-backed securities. Lipper Analytical Services, Inc. is a widely-recognized mutual fund information service. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of approximately nine years. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Investment Breakdown
--------------------------------------------------------------------------------
                                  [PIE CHART]

12.1% U.S. Treasury Notes
 1.0% FHLMC and FNMA
29.3% U.S. Treasury Strips
57.6% GNMA

U.S. Treasury Securities are debt obligations of the United States Government. They are secured by the full faith and credit of the Federal Government, and include such instruments as Treasury notes, bills and bonds.

Mortgage-Backed Securities are debt securities issued by U.S. Government Agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.

--------------------------------------------------------------------------------
8                                             1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 1997
--------------------------------------------------------------------------------

         FACE
        AMOUNT                            SECURITY                                                                      VALUE
====================================================================================================================================

U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 100%
        $ 20,000,000       U.S. Treasury Notes, 6.250% due 6/30/02                                                    $ 20,284,800
          23,000,000       U.S. Treasury Notes, 5.875% due 2/15/04+                                                     22,918,810
          28,000,000       U.S. Treasury Notes, 6.500% due 10/15/06                                                     28,856,240
         225,000,000       U.S. Treasury Strips, zero coupon due 2/15/15                                                75,035,250
         100,300,000       U.S. Treasury Strips, zero coupon due 8/15/17                                                27,997,742
         280,000,000       U.S. Treasury Strips, zero coupon due 2/15/19                                                70,742,000
                 219       FHLMC Certificates, 7.500% due 11/1/09                                                              224
              18,795       FHLMC Certificates, 14.750% due 3/1/10                                                           22,225
               6,081       FHLMC Certificates, 8.000% due 8/1/17                                                             6,285
                 648       FNMA Certificates, 9.500% due 7/1/02++                                                              682
             594,265       FNMA Certificates, 8.000% due 4/1/27++                                                          613,021
           5,000,000       FNMA Global Bond, 6.350% due 11/23/01                                                         5,016,150
           2,272,670       GNMA I Certificates, 10.000% due 7/15/20++                                                    2,496,369
          15,355,021       GNMA I Certificates, 9.000% due 7/15/26++                                                    16,348,185
         129,345,288       GNMA I Certificates, 8.000% due 7/15/28++                                                   133,669,301
         173,768,758       GNMA I Certificates Platinum, 9.000% due 12/15/17+ ++                                       188,539,103
           1,168,744       GNMA II Certificates, 10.000% due 10/20/16                                                    1,272,097
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $557,591,160*)                                                                    $593,818,484
====================================================================================================================================


  + Security is partially segregated for futures contracts commitments.
 ++ Date shown represents the last in the range of maturity dates of mortgage certificates.
  * Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                     9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 1997
--------------------------------------------------------------------------------

 ASSETS:
      Investments, at value (Cost -- $557,591,160)               $ 593,818,484
      Cash                                                             286,103
      Interest receivable                                            3,643,427
      Receivable for Fund shares sold                                1,492,765
--------------------------------------------------------------------------------
      Total Assets                                                 599,240,779
================================================================================

 LIABILITIES:
      Payable for Fund shares purchased                                432,880
      Investment advisory fees payable                                 221,698
      Administration fees payable                                       98,532
      Distribution fees payable                                         64,896
      Accrued expenses                                                  45,092
--------------------------------------------------------------------------------
      Total Liabilities                                                863,098
--------------------------------------------------------------------------------
 Total Net Assets                                                $ 598,377,681
================================================================================

 NET ASSETS:
      Par value of capital shares                                $      46,606
      Capital paid in excess of par value                          609,651,768
      Overdistributed net investment income                            (13,750)
      Accumulated net realized loss from security
        transactions and futures contracts                         (47,534,267)
      Net unrealized appreciation of investments                    36,227,324
--------------------------------------------------------------------------------
 Total Net Assets                                                $ 598,377,681
================================================================================
 Shares Outstanding:
      Class A                                                       32,290,057
      --------------------------------------------------------------------------
      Class B                                                        7,535,886
      --------------------------------------------------------------------------
      Class C                                                          145,307
      --------------------------------------------------------------------------
      Class Y                                                        6,634,456
      --------------------------------------------------------------------------

 Net Asset Value:
      Class A (and redemption price)                             $       12.84
      --------------------------------------------------------------------------
      Class B *                                                  $       12.84
      --------------------------------------------------------------------------
      Class C **                                                 $       12.84
      --------------------------------------------------------------------------
      Class Y (and redemption price)                             $       12.84
      --------------------------------------------------------------------------

 Class A Maximum Public Offering Price Per Share
      (net asset value plus 4.71% of net asset value per share)  $       13.45
================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                                                      $ 45,488,481
     Less: Interest expense (Note 6)                                 (1,301,442)
--------------------------------------------------------------------------------
     Total Investment Income                                         44,187,039
--------------------------------------------------------------------------------

EXPENSES:
     Investment advisory fees (Note 2)                                2,661,308
     Distribution fees (Note 2)                                       1,863,928
     Administration fees (Note 2)                                     1,182,804
     Shareholder and system servicing fees                              396,007
     Shareholder communication fees                                      99,987
     Audit and legal fees                                                56,994
     Directors' fees                                                     47,952
     Registration fees                                                   25,000
     Custody fees                                                        24,988
     Other                                                               10,702
--------------------------------------------------------------------------------
     Total Expenses                                                   6,369,670
--------------------------------------------------------------------------------
Net Investment Income                                                37,817,369
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 8):
     Realized Loss From:
        Security transactions
          (excluding short-term securities)                            (354,724)
        Futures contracts                                            (5,088,662)
--------------------------------------------------------------------------------
     Net Realized Loss                                               (5,443,386)
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation
       of Investments:
        Beginning of year                                             3,046,197
        End of year                                                  36,227,324
--------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                         33,181,127
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                        27,737,741
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 65,555,110
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                    11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                               1997           1996
=======================================================================================
OPERATIONS:
     Net investment income                               $  37,817,369   $  39,872,301
     Net realized gain (loss)                               (5,443,386)      5,790,569
     Increase (decrease) in net unrealized appreciation     33,181,127     (22,102,739)
---------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                 65,555,110      23,560,131
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                 (38,741,258)    (39,875,801)
     Capital                                                        --        (694,545)
---------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                      (38,741,258)    (40,570,346)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
     Net proceeds from sale of shares                      140,522,188      53,060,297
     Net asset value of shares issued for
       reinvestment of dividends                            23,011,974      26,887,140
     Cost of shares reacquired                            (185,826,459)   (130,795,018)
---------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Fund Share Transactions                            (22,292,297)    (50,847,581)
---------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                            4,521,555     (67,857,796)

NET ASSETS:
     Beginning of year                                     593,856,126     661,713,922
---------------------------------------------------------------------------------------
     End of year*                                        $ 598,377,681   $ 593,856,126
=======================================================================================
*    Includes overdistributed net
       investment income of:                             $     (13,750)  $      (3,500)
=======================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Managed Governments Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets of each class; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized losses amounting to $27,563,413 and a portion of overdistributed net investment income amounting to $913,639 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $1 billion and 0.415% of the average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $1 billion and 0.185% of the average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended July 31, 1997, SB received sales charges of approximately $148,000 on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines thereafter by 1.00% per year until no


--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                    13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 1997, CDSCs paid to SB were approximately:

                           Class A        Class B       Class C
================================================================================
CDSCs                      $1,000        $173,000       $1,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 1997, total Distribution Plan fees incurred were:

                           Class A        Class B       Class C
================================================================================
Distribution Plan Fees   $1,078,042      $775,428       $10,458
================================================================================

All officers and one Director of the Fund are employees of SB.

3. Investments

During the year ended July 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                           $726,855,560
--------------------------------------------------------------------------------
Sales                                                712,908,944
================================================================================

At July 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                  $36,263,461
Gross unrealized depreciation                                      (36,137)
--------------------------------------------------------------------------------
Net unrealized appreciation                                    $36,227,324
================================================================================

4. Capital Loss Carryforward

At July 31, 1997, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $40,267,000 available, subject to certain limitations, to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                          2002           2003           2004
================================================================================
Carryforward
 Amounts               $3,423,000     $33,246,000    $3,598,000
================================================================================

5. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

6. Reverse Repurchase Agreement

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.


--------------------------------------------------------------------------------
14                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

During the year ended July 31, 1997, the maximum and average amount of reverse repurchase agreements outstanding were as follows:

================================================================================
Maximum amount outstanding                           $63,011,750
--------------------------------------------------------------------------------
Average amount outstanding                           $42,380,125
================================================================================

Interest rates ranged from 3.95% to 5.25% during the year. Interest expense for the year ended July 31, 1997 on borrowings by the Fund under reverse repurchase agreements totalled $1,301,442.

At July 31, 1997, the Fund had no open reverse repurchase agreements.

7. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 1997, the Fund had no purchased call or put options outstanding.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended July 31, 1997, the Fund did not write any call or put options.

8. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At July 31, 1997, the Fund had no open futures contracts.


--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                    15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade portfolio securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuation and their current value is determined in the same manner as for other portfolio securities.

At July 31, 1997, no TBA transactions were outstanding.

10. Dollar Roll Transactions

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income for the Fund exceeding the yield on the securities sold.

At July 31, 1997, the Fund had no open dollar roll transactions.

11. Capital Shares

At July 31, 1997, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At July 31, 1997, total paid-in capital amounted to the following for each class:


                                                     Amount
================================================================================
Class A                                           $457,897,243
--------------------------------------------------------------------------------
Class B                                             68,394,561
--------------------------------------------------------------------------------
Class C                                              1,681,195
--------------------------------------------------------------------------------
Class Y                                             81,725,375
================================================================================


--------------------------------------------------------------------------------
16                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                        Year Ended                   Year Ended
                                      July 31, 1997                July 31, 1996*
                                  -------------------------   ------------------------
                                  Shares         Amount         Shares        Amount
======================================================================================
Class A
Shares sold                      6,171,191   $  76,961,923    1,032,903   $ 13,040,397
Shares issued on reinvestment    1,529,298      18,987,649    1,757,112     22,112,953
Shares redeemed                (12,456,843)   (155,307,950)  (7,593,103)   (95,509,679)
---------------------------------------------------------------------------------------
Net Decrease                    (4,756,354)  $ (59,358,378)  (4,803,088)  $(60,356,329)
=======================================================================================
Class B
Shares sold                        609,775   $   7,606,444      904,230   $ 11,419,095
Shares issued on reinvestment      318,982       3,960,584      375,339      4,725,545
Shares redeemed                 (2,414,031)    (30,078,314)  (2,779,816)   (35,133,985)
---------------------------------------------------------------------------------------
Net Decrease                    (1,485,274)  $ (18,511,286)  (1,500,247)  $(18,989,345)
=======================================================================================
Class C
Shares sold                         74,553   $     929,800       85,229   $  1,083,476
Shares issued on reinvestment        5,135          63,741        3,880         48,642
Shares redeemed                    (35,315)       (440,195)     (11,848)      (151,341)
---------------------------------------------------------------------------------------
Net Increase                        44,373   $     553,346       77,261   $    980,777
=======================================================================================
Class Y
Shares sold                      4,415,232   $  55,024,021    2,219,225   $ 27,517,329
Shares issued on reinvestment           --              --           --             --
Shares redeemed                         --              --           (1)           (13)
---------------------------------------------------------------------------------------
Net Increase                     4,415,232   $  55,024,021    2,219,224   $ 27,517,316
=======================================================================================

* Transactions for Class Y shares are for the period from February 7, 1996 (inception date) to July 31, 1996.


--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                    17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:


Class A Shares                                        1997(1)          1996(1)           1995           1994           1993
=============================================================================================================================
Net Asset Value, Beginning of Year                   $ 12.27          $ 12.63          $ 12.50        $ 13.29        $ 12.88
-----------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                0.80             0.81             0.81           0.75           0.69
   Net realized and unrealized gain (loss)              0.59            (0.34)            0.10          (0.74)          0.61
-----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                            1.39             0.47             0.91           0.01           1.30
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                               (0.82)           (0.82)           (0.74)         (0.61)         (0.66)
   Net realized gains                                     --               --               --             --          (0.23)
   Capital                                                --            (0.01)           (0.04)         (0.19)            --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.82)           (0.83)           (0.78)         (0.80)         (0.89)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $ 12.84          $ 12.27          $ 12.63        $ 12.50        $ 13.29
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                           11.80%            3.76%            7.67%          0.08%         10.43%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                       $414,571         $454,679         $528,533       $371,086       $462,703
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                             1.01%            1.04%            1.07%          1.03%          0.99%
   Net investment income                                6.43             6.46             6.57           5.60           5.35
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  121%             275%             292%           236%           436%
=============================================================================================================================


Class B Shares                                        1997(1)          1996(1)          1995           1994           1993(2)
=============================================================================================================================
Net Asset Value, Beginning of Year                   $ 12.27          $ 12.63          $ 12.50        $ 13.29        $ 12.64
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                0.74             0.75             0.75           0.69           0.47
   Net realized and unrealized gain (loss)              0.59            (0.34)            0.09          (0.75)          0.75
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                     1.33             0.41             0.84          (0.06)          1.22
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                               (0.76)           (0.76)           (0.67)         (0.56)         (0.41)
   Net realized gains                                     --               --               --             --          (0.16)
   Capital                                                --            (0.01)           (0.04)         (0.17)            --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.76)           (0.77)           (0.71)         (0.73)         (0.57)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $ 12.84          $ 12.27          $ 12.63        $ 12.50        $ 13.29
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                           11.23%            3.24%            7.04%         (0.46)%         9.92%++
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                       $96,747         $110,724         $132,882       $389,383       $474,093
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                             1.53%            1.56%            1.57%          1.55%          1.62%+
   Net investment income                                5.91             5.94             6.07           5.08           4.72+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  121%             275%             292%           236%           436%
=============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from November 6, 1992 (inception date) to July 31, 1993.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
18                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:


Class C Shares                                              1997(1)          1996(1)          1995          1994          1993(2)
==================================================================================================================================
Net Asset Value, Beginning of Year                           $12.27           $12.63           $12.50        $13.29        $13.18
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                       0.74             0.75             0.76          0.69          0.07
   Net realized and unrealized gain (loss)                     0.59            (0.34)            0.08         (0.75)         0.09
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                            1.33             0.41             0.84         (0.06)         0.16
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                      (0.76)           (0.76)           (0.67)        (0.56)        (0.03)
   Net realized gains                                            --               --               --            --         (0.02)
   Capital                                                       --            (0.01)           (0.04)        (0.17)           --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.76)           (0.77)           (0.71)        (0.73)        (0.05)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                 $12.84           $12.27           $12.63        $12.50        $13.29
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  11.26%            3.25%            7.04%        (0.46)%        1.25%++

----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                               $1,866           $1,238             $299           $72           $12
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                    1.46%            1.49%            1.52%         1.58%         1.55%+
   Net investment income                                       6.01             5.99             6.12          5.05          4.80+
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                         121%             275%             292%          236%          436%
==================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from June 29, 1993 (inception date) to July 31, 1993.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                    19

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:


Class Y Shares                                     1997(1)        1996(1)(2)
================================================================================
Net Asset Value, Beginning of Year                 $12.27          $12.86
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                             0.84            0.35
   Net realized and unrealized gain (loss)           0.59           (0.49)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                  1.43           (0.14)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            (0.86)          (0.44)
   Capital                                             --           (0.01)
--------------------------------------------------------------------------------
Total Distributions                                 (0.86)          (0.45)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                       $12.84          $12.27
--------------------------------------------------------------------------------
Total Return                                        12.16%          (1.10)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $85,194         $27,215
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          0.62%           0.78%+
   Net investment income                             6.82            6.62+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                               121%            275%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from February 7, 1996 (inception date) to July 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     A total of 38.86% of the ordinary income dividends paid by the Fund have been derived from federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
20                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Managed Governments Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Managed Governments Fund Inc. as of July 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 9, 1994, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Managed Governments Fund Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.



                                              /s/ KPMG Peat Marwick LLP



New York, New York
September 15, 1997


--------------------------------------------------------------------------------
Smith Barney Managed Governments Fund Inc.                                    21

SMITH BARNEY
MANAGED
GOVERNMENTS
FUND INC.


Directors

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus


Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

James E. Conroy
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser
Smith Barney Mutual Funds Management Inc.

Distributor
Smith Barney Inc.


Custodian
PNC Bank, N.A.


Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is for the information of shareholders of Smith Barney Managed Governments Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 1997, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY
---------------------------------
A Member of TravelersGroup [LOGO]


SMITH BARNEY MANAGED
GOVERNMENTS FUND INC.
Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

FD01181 9/97